Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of First Quarter 2023

(Unaudited) (1)

	Actual Results		Guidance for
Dollars in thousands, except per share and unit	1Q 2023		2Q 2023	Full-Year 2023

GAAP Metrics
Net income/(loss) attributable to UDR, Inc.	$30,964		--	--
Net income/(loss) attributable to common stockholders	$29,781		--	--
Income/(loss) per weighted average common share, diluted	$0.09		$0.11 to $0.13	$0.47 to $0.55

Per Share Metrics
FFO per common share and unit, diluted	$0.59		$0.60 to $0.62	$2.44 to $2.52
FFO as Adjusted per common share and unit, diluted	$0.60		$0.60 to $0.62	$2.45 to $2.53
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.57		$0.54 to $0.56	$2.22 to $2.30
Dividend declared per share and unit	$0.42		$0.42	$1.68 (2)

Same-Store Operating Metrics
Revenue growth/(decline) (Cash basis)	8.2%		--	5.50% to 7.50%
Revenue growth/(decline) (Straight-line basis)	9.6%		--	5.75% to 7.75%
Expense growth	5.1%		--	4.00% to 5.50%
NOI growth/(decline) (Cash basis)	9.5%		--	6.00% to 8.50%
NOI growth/(decline) (Straight-line basis)	11.7%		--	6.25% to 8.75%
Physical Occupancy	96.6%		--	--

Property Metrics	Homes	Communities	% of Total NOI
Same-Store	53,173	159	92.8%
Stabilized, Non-Mature	1,174	4	1.7%
Development	812	3	0.1%
Non-Residential / Other	N/A	N/A	1.6%
Joint Venture (3)	2,837	13	3.8%
Total completed homes	57,996	179	100%
Under Development	415	2	-
Total Quarter-end homes (3)(4)	58,411	181	100%

Balance Sheet Metrics (adjusted for non-recurring items)	1Q 2023	1Q 2022
Consolidated Interest Coverage Ratio	5.3x	5.5x
Consolidated Fixed Charge Coverage Ratio	5.2x	5.3x
Consolidated Debt as a percentage of Total Assets	33.0%	34.3%
Consolidated Net Debt-to-EBITDAre	5.7x	6.4x

(1)	See Attachment 14 for definitions, other terms and reconciliations.
(2)	Annualized for 2023.
(3)	Joint venture NOI is based on UDR's share. Homes and communities at 100%.
(4)	Excludes 6,981 homes that are part of the Developer Capital Program as described in Attachment 11(B).

Attachment 1

UDR, Inc.

Consolidated Statements of Operations

(Unaudited) (1)

	Three Months Ended
	March 31,
In thousands, except per share amounts	2023	2022

REVENUES:
Rental income (2)	$398,307	$356,181
Joint venture management and other fees	1,242	1,085
Total revenues	399,549	357,266

OPERATING EXPENSES:
Property operating and maintenance	64,834	58,484
Real estate taxes and insurance	57,970	53,764
Property management	12,945	11,576
Other operating expenses	3,032	4,712
Real estate depreciation and amortization	169,300	163,622
General and administrative	17,480	14,908
Casualty-related charges/(recoveries), net	4,156	(765)
Other depreciation and amortization	3,649	3,075
Total operating expenses	333,366	309,376

Gain/(loss) on sale of real estate owned	1	-
Operating income	66,184	47,890

Income/(loss) from unconsolidated entities (2)	9,707	5,412
Interest expense	(43,742)	(35,916)
Interest income and other income/(expense), net	1,010	(2,440)

Income/(loss) before income taxes	33,159	14,946
Tax (provision)/benefit, net	(234)	(343)

Net Income/(loss)	32,925	14,603
Net (income)/loss attributable to redeemable noncontrolling interests in the OP and DownREIT Partnership	(1,953)	(879)
Net (income)/loss attributable to noncontrolling interests	(8)	(19)

Net income/(loss) attributable to UDR, Inc.	30,964	13,705
Distributions to preferred stockholders - Series E (Convertible)	(1,183)	(1,092)

Net income/(loss) attributable to common stockholders	$29,781	$12,613

Income/(loss) per weighted average common share - basic:	$0.09	$0.04
Income/(loss) per weighted average common share - diluted:	$0.09	$0.04

Common distributions declared per share	$0.42	$0.38

Weighted average number of common shares outstanding - basic	328,789	318,009
Weighted average number of common shares outstanding - diluted	329,421	319,680

(1)	See Attachment 14 for definitions and other terms.
(2)	During the three months ended March 31, 2023, UDR decreased its residential reserve to $6.1 million, including $0.5 million for UDR’s share from unconsolidated joint ventures, which compares to a combined quarter-end accounts receivable balance of $16.9 million. The remaining unreserved amount is based on probability of collection.

Attachment 2

UDR, Inc.

Funds From Operations

(Unaudited) (1)

	Three Months Ended
	March 31,
In thousands, except per share and unit amounts	2023	2022

Net income/(loss) attributable to common stockholders	$29,781	$12,613

Real estate depreciation and amortization	169,300	163,622
Noncontrolling interests	1,961	898
Real estate depreciation and amortization on unconsolidated joint ventures	7,485	7,624
Net gain on the sale of depreciable real estate owned, net of tax	(1)	-
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$208,526	$184,757

Distributions to preferred stockholders - Series E (Convertible) (2)	1,183	1,092

FFO attributable to common stockholders and unitholders, diluted	$209,709	$185,849

FFO per weighted average common share and unit, basic	$0.60	$0.54
FFO per weighted average common share and unit, diluted	$0.59	$0.54

Weighted average number of common shares and OP/DownREIT Units outstanding, basic	350,112	339,543
Weighted average number of common shares, OP/DownREIT Units, and common stock
equivalents outstanding, diluted	353,653	344,132

Impact of adjustments to FFO:
Variable upside participation on DCP, net	$-	$(10,622)
Legal and other	(1,258)	774
Realized (gain)/loss on real estate technology investments, net of tax	595	(2,238)
Unrealized (gain)/loss on real estate technology investments, net of tax	(858)	15,631
Casualty-related charges/(recoveries), net	4,156	(765)
Total impact of adjustments to FFO	$2,635	$2,780

FFO as Adjusted attributable to common stockholders and unitholders, diluted	$212,344	$188,629

FFO as Adjusted per weighted average common share and unit, diluted	$0.60	$0.55

Recurring capital expenditures	(12,299)	(11,804)
AFFO attributable to common stockholders and unitholders, diluted	$200,045	$176,825

AFFO per weighted average common share and unit, diluted	$0.57	$0.51

(1)	See Attachment 14 for definitions and other terms.
(2)	Series E cumulative convertible preferred shares are dilutive for purposes of calculating FFO per share for the three months ended March 31, 2023 and March 31, 2022. Consequently, distributions to Series E cumulative convertible preferred stockholders are added to FFO and the weighted average number of Series E cumulative convertible preferred shares are included in the denominator when calculating FFO per common share and unit, diluted.

Attachment 3

UDR, Inc.

Consolidated Balance Sheets

(Unaudited) (1)

	March 31,	December 31,
In thousands, except share and per share amounts	2023	2022

ASSETS

Real estate owned:
Real estate held for investment	$15,565,915	$15,365,928
Less: accumulated depreciation	(5,926,651)	(5,762,205)
Real estate held for investment, net	9,639,264	9,603,723
Real estate under development
(net of accumulated depreciation of $0 and $296)	76,455	189,809
Real estate held for disposition
(net of accumulated depreciation of $0 and $0)	-	14,039
Total real estate owned, net of accumulated depreciation	9,715,719	9,807,571

Cash and cash equivalents	1,172	1,193
Restricted cash	28,038	29,001
Notes receivable, net	71,125	54,707
Investment in and advances to unconsolidated joint ventures, net	751,387	754,446
Operating lease right-of-use assets	193,230	194,081
Other assets	207,029	197,471
Total assets	$10,967,700	$11,038,470

LIABILITIES AND EQUITY

Liabilities:
Secured debt	$1,051,000	$1,052,281
Unsecured debt	4,525,963	4,435,022
Operating lease liabilities	188,402	189,238
Real estate taxes payable	35,052	37,681
Accrued interest payable	26,580	46,671
Security deposits and prepaid rent	57,738	51,999
Distributions payable	148,409	134,213
Accounts payable, accrued expenses, and other liabilities	111,795	153,220
Total liabilities	6,144,939	6,100,325

Redeemable noncontrolling interests in the OP and DownREIT Partnership	901,652	839,850

Equity:
Preferred stock, no par value; 50,000,000 shares authorized at March 31, 2023 and December 31, 2022:
2,686,308 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,686,308 shares at December 31, 2022)	44,614	44,614
12,090,558 shares of Series F outstanding (12,100,514 shares at December 31, 2022)	1	1
Common stock, $0.01 par value; 450,000,000 shares authorized at March 31, 2023 and December 31, 2022:
329,173,125 shares issued and outstanding (328,993,088 shares at December 31, 2022)	3,292	3,290
Additional paid-in capital	7,494,042	7,493,423
Distributions in excess of net income	(3,627,873)	(3,451,587)
Accumulated other comprehensive income/(loss), net	6,823	8,344
Total stockholders' equity	3,920,899	4,098,085
Noncontrolling interests	210	210
Total equity	3,921,109	4,098,295
Total liabilities and equity	$10,967,700	$11,038,470

(1)	See Attachment 14 for definitions and other terms.

Attachment 4(A)

UDR, Inc.

Selected Financial Information

(Unaudited) (1)

	March 31,	December 31,
Common Stock and Equivalents	2023	2022

Common shares	329,173,125	328,993,088
Restricted unit and common stock equivalents	184,913	599,681
Operating and DownREIT Partnership units	21,399,556	21,123,826
Series E cumulative convertible preferred shares (2)	2,908,323	2,908,323
Total common shares, OP/DownREIT units, and common stock equivalents	353,665,917	353,624,918

Weighted Average Number of Shares Outstanding	1Q 2023	1Q 2022

Weighted average number of common shares and OP/DownREIT units outstanding - basic	350,111,752	339,543,188
Weighted average number of OP/DownREIT units outstanding	(21,323,105)	(21,534,287)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	328,788,647	318,008,901

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	353,652,563	344,131,504
Weighted average number of OP/DownREIT units outstanding	(21,323,105)	(21,534,287)
Weighted average number of Series E cumulative convertible preferred shares outstanding	(2,908,323)	(2,918,127)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	329,421,135	319,679,090

(1)	See Attachment 14 for definitions and other terms.
(2)	At March 31, 2023 and December 31, 2022 there were 2,686,308 of Series E cumulative convertible preferred shares outstanding, which is equivalent to 2,908,323 shares of common stock if converted (after adjusting for the special dividend paid in 2008).

Attachment 4(B)

UDR, Inc.

Selected Financial Information

March 31, 2023

(Unaudited) (1)

						Weighted	Weighted
						Average	Average Years
Debt Structure, In thousands			Balance		% of Total	Interest Rate	to Maturity (2)

Secured	Fixed		$1,005,331		18.1%	3.42%	5.2
	Floating		27,000		0.5%	3.89%	9.0
	Combined		1,032,331		18.6%	3.43%	5.3

Unsecured	Fixed		4,115,644	(3)	73.9%	3.06%	7.2
	Floating		418,771		7.5%	5.16%	0.1
	Combined		4,534,415		81.4%	3.25%	6.5

Total Debt	Fixed		5,120,975		92.0%	3.13%	6.8
	Floating		445,771		8.0%	5.08%	0.6
	Combined		5,566,746		100.0%	3.29%	6.3
	Total Non-Cash Adjustments (4)		10,217
	Total per Balance Sheet		$5,576,963			3.25%

Debt Maturities, In thousands
			Revolving Credit				Weighted
		Unsecured	Facilities & Comm.				Average
	Secured Debt (5)	Debt	Paper (2) (6) (7)		Balance	% of Total	Interest Rate

2023	$951	$-	$405,000		$405,951	7.3%	5.14%
2024	96,747	15,644	13,771		126,162	2.3%	4.19%
2025	174,793	-	-		174,793	3.1%	3.69%
2026	52,744	300,000	-		352,744	6.3%	2.95%
2027	2,860	650,000	-		652,860	11.7%	3.67%
2028	162,310	300,000	-		462,310	8.3%	3.72%
2029	191,986	300,000	-		491,986	8.8%	3.94%
2030	162,010	600,000	-		762,010	13.7%	3.32%
2031	160,930	600,000	-		760,930	13.7%	2.92%
2032	27,000	400,000	-		427,000	7.7%	2.21%
Thereafter	-	950,000	-		950,000	17.1%	2.35%
	1,032,331	4,115,644	418,771		5,566,746	100.0%	3.29%
Total Non-Cash Adjustments (4)	18,669	(8,452)	-		10,217
Total per Balance Sheet	$1,051,000	$4,107,192	$418,771		$5,576,963		3.25%

(1)	See Attachment 14 for definitions and other terms.
(2)	The 2023 maturity reflects the $405.0 million of principal outstanding at an interest rate of 5.1%, the equivalent of SOFR plus a spread of 38 basis points, on the Company’s unsecured commercial paper program as of March 31, 2023. Under the terms of the program the Company may issue up to a maximum aggregate amount outstanding of $700.0 million. If the commercial paper was refinanced using the line of credit, the weighted average years to maturity would be 6.5 years without extensions and 6.6 years with extensions.
(3)	Includes the following amount of floating rate debt that has been fixed using interest rate swaps: $350.0 million at a weighted average all-in rate of 3.36% until January 2024, $262.5 million at a weighted average all-in rate of 2.68% from January 2024 until July 2024, and $175.0 million of floating rate debt at a weighted average all-in rate of 1.43% from July 2024 until July 2025.
(4)	Includes the unamortized balance of fair market value adjustments, premiums/discounts and deferred financing costs.
(5)	Includes principal amortization, as applicable.
(6)	There were no borrowings outstanding on our $1.3 billion line of credit at March 31, 2023. The facility has a maturity date of January 2026, plus two six-month extension options and currently carries an interest rate equal to adjusted SOFR plus 75.5 basis points.
(7)	There was $13.8 million outstanding on our $75.0 million working capital credit facility at March 31, 2023. The facility has a maturity date of January 2024. The working capital credit facility currently carries an interest rate equal to adjusted SOFR plus 77.5 basis points.

Attachment 4(C)

UDR, Inc.

Selected Financial Information

(Dollars in Thousands)

(Unaudited) (1)

					Quarter Ended
Coverage Ratios					March 31, 2023
Net income/(loss)					$32,925
Adjustments:
Interest expense, including debt extinguishment and other associated costs					43,742
Real estate depreciation and amortization					169,300
Other depreciation and amortization					3,649
Tax provision/(benefit), net					234
Net (gain)/loss on the sale of depreciable real estate owned					(1)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					11,516
EBITDAre					$261,365

Casualty-related charges/(recoveries), net					4,156
Legal and other costs					(1,258)
Unrealized (gain)/loss on real estate technology investments					597
Realized (gain)/loss on real estate technology investments					75
(Income)/loss from unconsolidated entities					(9,707)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					(11,516)
Management fee expense on unconsolidated joint ventures					(610)
Consolidated EBITDAre - adjusted for non-recurring items					$243,102

Annualized consolidated EBITDAre - adjusted for non-recurring items					$972,408

Interest expense, including debt extinguishment and other associated costs					43,742
Capitalized interest expense					2,242
Total interest					$45,984

Preferred dividends					$1,183

Total debt					$5,576,963
Cash					(1,172)
Net debt					$5,575,791

Consolidated Interest Coverage Ratio - adjusted for non-recurring items					5.3x

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items					5.2x

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items					5.7x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)			Required	Actual	Compliance

Maximum Leverage Ratio			≤60.0%	30.4% (2)	Yes
Minimum Fixed Charge Coverage Ratio			≥1.5x	5.3x	Yes
Maximum Secured Debt Ratio			≤40.0%	8.9%	Yes
Minimum Unencumbered Pool Leverage Ratio			≥150.0%	380.8%	Yes

Senior Unsecured Note Covenants (3)			Required	Actual	Compliance

Debt as a percentage of Total Assets			≤65.0%	33.1% (3)	Yes
Consolidated Income Available for Debt Service to Annual Service Charge			≥1.5x	5.6x	Yes
Secured Debt as a percentage of Total Assets			≤40.0%	6.2%	Yes
Total Unencumbered Assets to Unsecured Debt			≥150.0%	317.9%	Yes

Securities Ratings			Debt	Outlook	Commercial Paper

Moody's Investors Service			Baa1	Stable	P-2
S&P Global Ratings			BBB+	Stable	A-2

				Gross	% of
	Number of	1Q 2023 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value

Unencumbered assets	47,637	$243,511	88.4%	$13,888,429	88.8%
Encumbered assets	7,522	31,992	11.6%	1,753,941	11.2%
	55,159	$275,503	100.0%	$15,642,370	100.0%

(1)	See Attachment 14 for definitions and other terms.
(2)	As defined in our credit agreement dated September 15, 2021, as amended.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

UDR, Inc.

Operating Information

(Unaudited) (1)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Revenues
Same-Store Communities	53,173	$379,379	$379,517	$373,400	$359,046	$350,768
Stabilized, Non-Mature Communities	1,174	8,031	7,441	5,747	2,101	210
Development Communities	812	2,386	1,513	873	310	31
Non-Residential / Other (2)	-	8,511	9,611	9,317	5,576	4,506
Total	55,159	$398,307	$398,082	$389,337	$367,033	$355,515

Expenses
Same-Store Communities		$113,694	$113,222	$117,063	$108,629	$108,228
Stabilized, Non-Mature Communities		3,144	2,875	2,092	909	355
Development Communities		2,078	1,664	1,012	655	327
Non-Residential / Other (2)		3,888	3,614	4,649	2,795	3,151
Total (3)		$122,804	$121,375	$124,816	$112,988	$112,061

Net Operating Income
Same-Store Communities		$265,685	$266,295	$256,337	$250,417	$242,540
Stabilized, Non-Mature Communities		4,887	4,566	3,655	1,192	(145)
Development Communities		308	(151)	(139)	(345)	(296)
Non-Residential / Other (2)		4,623	5,997	4,668	2,781	1,355
Total		$275,503	$276,707	$264,521	$254,045	$243,454

Operating Margin
Same-Store Communities		70.0%	70.2%	68.6%	69.7%	69.1%

Weighted Average Physical Occupancy
Same-Store Communities		96.6%	96.7%	96.6%	97.0%	97.1%
Stabilized, Non-Mature Communities		95.5%	90.6%	87.3%	86.9%	30.6%
Development Communities		47.9%	44.3%	48.6%	33.2%	18.1%
Other (4)		-	-	95.4%	97.0%	96.3%
Total		95.8%	96.1%	96.3%	96.7%	96.9%

Sold and Held for Disposition Communities
Revenues	-	$-	$330	$686	$715	$666
Expenses (3)		-	151	189	205	187
Net Operating Income/(Loss)		$-	$179	$497	$510	$479

Total	55,159	$275,503	$276,886	$265,018	$254,555	$243,933

(1)	See Attachment 14 for definitions and other terms.
(2)	Primarily non-residential revenue and expense and straight-line adjustment for concessions.
(3)	The summation of Total expenses and Sold and Held for Disposition Communities expenses above agrees to the summation of property operating and maintenance and real estate taxes and insurance expenses on Attachment 1.
(4)	Includes occupancy of Sold and Held for Disposition Communities.

Attachment 6

UDR, Inc.

Same-Store Operating Expense Information

(Dollars in Thousands)

(Unaudited) (1)

	% of 1Q 2023
	SS Operating
Year-Over-Year Comparison	Expenses	1Q 2023	1Q 2022	% Change

Personnel (2)	12.1%	$13,743	$15,556	-11.7%
Utilities	15.3%	17,362	15,033	15.5%
Repair and maintenance	19.1%	21,699	18,872	15.0%
Administrative and marketing	6.5%	7,369	6,911	6.6%
Controllable expenses	53.0%	60,173	56,372	6.7%

Real estate taxes	41.4%	$47,192	$45,076	4.7%
Insurance	5.6%	6,329	6,780	-6.6%
Same-Store operating expenses	100.0%	$113,694	$108,228	5.1%

Same-Store Homes	53,173

	% of 1Q 2023
	SS Operating
Sequential Comparison	Expenses	1Q 2023	4Q 2022	% Change

Personnel (2)	12.1%	$13,743	$16,031	-14.3%
Utilities	15.3%	17,362	15,676	10.7%
Repair and maintenance	19.1%	21,699	20,582	5.4%
Administrative and marketing	6.5%	7,369	7,648	-3.6%
Controllable expenses	53.0%	60,173	59,937	0.4%

Real estate taxes	41.4%	$47,192	$46,141	2.3%
Insurance	5.6%	6,329	7,144	-11.4%
Same-Store operating expenses	100.0%	$113,694	$113,222	0.4%

Same-Store Homes	53,173

(1)	See Attachment 14 for definitions and other terms.
(2)	Personnel for 1Q 2023 includes a refundable payroll tax credit of $3.7 million related to the Employee Retention Credit program.

Attachment 7(A)

UDR, Inc.

Apartment Home Breakout

Portfolio Overview as of Quarter Ended

March 31, 2023

(Unaudited) (1)

				Unconsolidated		Revenue Per
			Total	Joint Venture	Total	Occupied
	Same-Store	Non-Mature	Consolidated	Operating	Homes	Home
	Homes	Homes (2)	Homes	Homes (3)	(incl. JV) (3)	(Incl. JV at Share)(4)
West Region
Orange County, CA	4,615	-	4,615	381	4,996	$2,946
San Francisco, CA	2,779	356	3,135	602	3,737	3,520
Seattle, WA	2,985	-	2,985	-	2,985	2,786
Los Angeles, CA	1,225	-	1,225	340	1,565	3,412
Monterey Peninsula, CA	1,567	-	1,567	-	1,567	2,237
	13,171	356	13,527	1,323	14,850

Mid-Atlantic Region
Metropolitan DC	9,393	300	9,693	-	9,693	2,255
Baltimore, MD	2,220	-	2,220	-	2,220	1,882
Richmond, VA	1,359	-	1,359	-	1,359	1,765
	12,972	300	13,272	-	13,272

Northeast Region
Boston, MA	4,598	433	5,031	250	5,281	2,986
New York, NY	2,318	-	2,318	710	3,028	4,584
	6,916	433	7,349	960	8,309

Southeast Region
Tampa, FL	3,877	-	3,877	-	3,877	2,093
Orlando, FL	3,493	-	3,493	-	3,493	1,886
Nashville, TN	2,260	-	2,260	-	2,260	1,738
	9,630	-	9,630	-	9,630

Southwest Region
Dallas, TX	5,813	405	6,218	-	6,218	1,767
Austin, TX	1,272	-	1,272	-	1,272	1,916
	7,085	405	7,490	-	7,490

Other Markets (5)	3,399	492	3,891	554	4,445	2,527

Totals	53,173	1,986	55,159	2,837	57,996	$2,502

Communities (6)	159	7	166	13	179

		Homes	Communities
Total completed homes		57,996	179
Under Development (7)		415	2

Total Quarter-end homes and communities		58,411	181

(1)	See Attachment 14 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature, Acquired, Development, Redevelopment and Non-Residential/Other Communities categories on Attachment 5. Excludes development homes not yet completed and Sold and Held for Disposition Communities.
(3)	Represents joint venture operating homes at 100 percent. Excludes joint venture held for disposition communities. See Attachment 11(A) for UDR's joint venture and partnership ownership interests.
(4)	Represents joint ventures at UDR's ownership interests. Excludes joint venture held for disposition communities. See Attachment 11(A) for UDR's joint venture and partnership ownership interests.
(5)	Other Markets include Denver (510 homes), Palm Beach (636 homes), Inland Empire (658 homes), San Diego (163 wholly owned, 264 JV homes), Portland (752 homes) and Philadelphia (1,172 wholly owned, 290 JV homes).
(6)	Represents communities where 100 percent of all development homes have been completed.
(7)	See Attachment 9 for UDR’s developments and ownership interests.

Attachment 7(B)

UDR, Inc.

Non-Mature Home Summary and Net Operating Income by Market

March 31, 2023

(Unaudited) (1)

Non-Mature Home Breakout - By Date

Community	Category	# of Homes	Market	Same-Store Quarter (2)

Bradlee Danvers	Stabilized, Non-Mature	433	Boston, MA	3Q23

HQ (3)	Stabilized, Non-Mature	136	San Francisco, CA	2Q24

The George Apartments	Stabilized, Non-Mature	200	Philadelphia, PA	2Q24

Vitruvian West Phase 3	Stabilized, Non-Mature	405	Dallas, TX	2Q24

Cirrus	Development	292	Denver, CO	3Q24

5421 at Dublin Station	Development	220	San Francisco, CA	1Q25

The MO	Development	300	Washington, DC	2Q25

Total		1,986

Net Operating Income Breakout By Market

	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total
West Region			Southeast Region
Orange County, CA	11.5%	11.2%	Tampa, FL	5.8%	5.4%
San Francisco, CA	7.6%	8.0%	Orlando, FL	4.9%	4.6%
Seattle, WA	6.9%	6.8%	Nashville, TN	3.1%	2.9%
Los Angeles, CA	3.2%	3.4%		13.8%	12.9%
Monterey Peninsula, CA	2.9%	2.7%	Southwest Region
	32.1%	32.1%	Dallas, TX	6.9%	6.9%
Mid-Atlantic Region			Austin, TX	1.7%	1.5%
Metropolitan DC	16.2%	15.2%		8.6%	8.4%
Baltimore, MD	3.1%	2.9%
Richmond, VA	1.9%	1.8%	Other Markets (4)	6.8%	7.9%
	21.2%	19.9%
Northeast Region
Boston, MA	10.8%	11.3%
New York, NY	6.7%	7.5%
	17.5%	18.8%	Total	100.0%	100.0%

(1)	See Attachment 14 for definitions and other terms.
(2)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.
(3)	Formerly known as 1532 Harrison.
(4)	See Attachment 7(A), footnote 5 for details regarding location of the Other Markets.

Attachment 8(A)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

March 31, 2023

(Unaudited) (1)

		% of Same-	Same-Store
	Total	Store Portfolio
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	1Q 2023 NOI	1Q 23	1Q 22	Change	1Q 23	1Q 22	Change

West Region
Orange County, CA	4,615	11.5%	96.2%	96.8%	-0.6%	$2,941	$2,737	7.5%
San Francisco, CA	2,779	7.6%	96.9%	97.4%	-0.5%	3,451	3,199	7.9%
Seattle, WA	2,985	6.9%	97.0%	97.6%	-0.6%	2,786	2,609	6.8%
Los Angeles, CA	1,225	3.2%	96.6%	96.6%	0.0%	3,208	2,973	7.9%
Monterey Peninsula, CA	1,567	2.9%	95.3%	96.7%	-1.4%	2,237	2,201	1.6%
	13,171	32.1%	96.4%	97.0%	-0.6%	2,959	2,767	6.9%

Mid-Atlantic Region
Metropolitan DC	9,393	16.2%	96.9%	97.2%	-0.3%	2,261	2,121	6.6%
Baltimore, MD	2,220	3.1%	95.3%	96.5%	-1.2%	1,882	1,772	6.2%
Richmond, VA	1,359	1.9%	96.6%	97.7%	-1.1%	1,765	1,597	10.5%
	12,972	21.2%	96.6%	97.1%	-0.5%	2,145	2,006	6.9%

Northeast Region
Boston, MA	4,598	10.8%	96.7%	97.0%	-0.3%	3,018	2,814	7.2%
New York, NY	2,318	6.7%	97.9%	98.3%	-0.4%	4,515	4,037	11.8%
	6,916	17.5%	97.1%	97.4%	-0.3%	3,524	3,228	9.2%

Southeast Region
Tampa, FL	3,877	5.8%	96.4%	97.0%	-0.6%	2,093	1,842	13.6%
Orlando, FL	3,493	4.9%	95.8%	96.9%	-1.1%	1,886	1,646	14.6%
Nashville, TN	2,260	3.1%	95.9%	98.2%	-2.3%	1,738	1,517	14.6%
	9,630	13.8%	96.1%	97.2%	-1.1%	1,935	1,694	14.2%

Southwest Region
Dallas, TX	5,813	6.9%	96.5%	96.9%	-0.4%	1,765	1,589	11.1%
Austin, TX	1,272	1.7%	96.9%	97.8%	-0.9%	1,916	1,718	11.5%
	7,085	8.6%	96.6%	97.1%	-0.5%	1,792	1,612	11.2%

Other Markets	3,399	6.8%	97.0%	97.0%	0.0%	2,488	2,330	6.8%

Total/Weighted Avg.	53,173	100.0%	96.6%	97.1%	-0.5%	$2,464	$2,264	8.9%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(B)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

March 31, 2023

(Unaudited) (1)

		Same-Store ($000s)

	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	1Q 23	1Q 22	Change	1Q 23	1Q 22	Change	1Q 23	1Q 22	Change

West Region
Orange County, CA	4,615	$39,165	$36,686	6.8%	$8,532	$7,936	7.5%	$30,633	$28,750	6.6%
San Francisco, CA	2,779	27,882	25,716	8.4%	7,809	7,683	1.6%	20,073	18,033	11.3%
Seattle, WA	2,985	24,201	22,799	6.1%	5,922	6,310	-6.1%	18,279	16,489	10.9%
Los Angeles, CA	1,225	11,388	10,553	7.9%	2,944	2,838	3.7%	8,444	7,715	9.5%
Monterey Peninsula, CA	1,567	10,022	9,993	0.3%	2,254	2,117	6.4%	7,768	7,876	-1.4%
	13,171	112,658	105,747	6.5%	27,461	26,884	2.1%	85,197	78,863	8.0%

Mid-Atlantic Region
Metropolitan DC	9,393	61,729	58,100	6.2%	18,786	18,416	2.0%	42,943	39,684	8.2%
Baltimore, MD	2,220	11,946	11,388	4.9%	3,737	3,619	3.3%	8,209	7,769	5.7%
Richmond, VA	1,359	6,950	6,360	9.3%	1,827	1,642	11.3%	5,123	4,718	8.6%
	12,972	80,625	75,848	6.3%	24,350	23,677	2.8%	56,275	52,171	7.9%

Northeast Region
Boston, MA	4,598	40,262	37,656	6.9%	11,534	11,402	1.2%	28,728	26,254	9.4%
New York, NY	2,318	30,737	27,599	11.4%	12,951	12,080	7.2%	17,786	15,519	14.6%
	6,916	70,999	65,255	8.8%	24,485	23,482	4.3%	46,514	41,773	11.3%

Southeast Region
Tampa, FL	3,877	23,470	20,784	12.9%	8,161	7,163	13.9%	15,309	13,621	12.4%
Orlando, FL	3,493	18,938	16,718	13.3%	5,756	5,213	10.4%	13,182	11,505	14.6%
Nashville, TN	2,260	11,301	10,098	11.9%	3,042	3,074	-1.0%	8,259	7,024	17.6%
	9,630	53,709	47,600	12.8%	16,959	15,450	9.8%	36,750	32,150	14.3%

Southwest Region
Dallas, TX	5,813	29,697	26,852	10.6%	11,200	9,974	12.3%	18,497	16,878	9.6%
Austin, TX	1,272	7,086	6,412	10.5%	2,664	2,375	12.1%	4,422	4,037	9.5%
	7,085	36,783	33,264	10.6%	13,864	12,349	12.3%	22,919	20,915	9.6%

Other Markets	3,399	24,605	23,054	6.7%	6,575	6,386	3.0%	18,030	16,668	8.2%

Total (2)	53,173	$379,379	$350,768	8.2%	$113,694	$108,228	5.1%	$265,685	$242,540	9.5%

(1)	See Attachment 14 for definitions and other terms.
(2)	With concessions reflected on a straight-line basis, Same-Store Revenue and Same-Store NOI increased year-over-year by 9.6% and 11.7%, respectively. See Attachment 14(C) for definitions and reconciliations.

Attachment 8(C)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

March 31, 2023

(Unaudited) (1)

		Same-Store
	Total
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	1Q 23	4Q 22	Change	1Q 23	4Q 22	Change

West Region
Orange County, CA	4,615	96.2%	96.9%	-0.7%	$2,941	$2,931	0.3%
San Francisco, CA	2,779	96.9%	95.9%	1.0%	3,451	3,445	0.2%
Seattle, WA	2,985	97.0%	97.1%	-0.1%	2,786	2,825	-1.4%
Los Angeles, CA	1,225	96.6%	96.7%	-0.1%	3,208	3,055	5.0%
Monterey Peninsula, CA	1,567	95.3%	95.3%	0.0%	2,237	2,307	-3.0%
	13,171	96.4%	96.5%	-0.1%	2,959	2,953	0.2%

Mid-Atlantic Region
Metropolitan DC	9,393	96.9%	97.0%	-0.1%	2,261	2,238	1.0%
Baltimore, MD	2,220	95.3%	96.0%	-0.7%	1,882	1,890	-0.4%
Richmond, VA	1,359	96.6%	97.5%	-0.9%	1,765	1,775	-0.6%
	12,972	96.6%	96.9%	-0.3%	2,145	2,130	0.7%

Northeast Region
Boston, MA	4,598	96.7%	96.7%	0.0%	3,018	3,052	-1.1%
New York, NY	2,318	97.9%	97.8%	0.1%	4,515	4,446	1.6%
	6,916	97.1%	97.1%	0.0%	3,524	3,523	0.0%

Southeast Region
Tampa, FL	3,877	96.4%	96.7%	-0.3%	2,093	2,090	0.1%
Orlando, FL	3,493	95.8%	96.0%	-0.2%	1,886	1,874	0.6%
Nashville, TN	2,260	95.9%	97.1%	-1.2%	1,738	1,746	-0.5%
	9,630	96.1%	96.6%	-0.5%	1,935	1,929	0.3%

Southwest Region
Dallas, TX	5,813	96.5%	96.6%	-0.1%	1,765	1,775	-0.6%
Austin, TX	1,272	96.9%	97.5%	-0.6%	1,916	1,916	0.0%
	7,085	96.6%	96.8%	-0.2%	1,792	1,801	-0.5%

Other Markets	3,399	97.0%	96.6%	0.4%	2,488	2,530	-1.7%

Total/Weighted Avg.	53,173	96.6%	96.7%	-0.1%	$2,464	$2,459	0.2%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(D)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

March 31, 2023

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	1Q 23	4Q 22	Change	1Q 23	4Q 22	Change	1Q 23	4Q 22	Change

West Region
Orange County, CA	4,615	$39,165	$39,149	0.0%	$8,532	$8,828	-3.4%	$30,633	$30,321	1.0%
San Francisco, CA	2,779	27,882	27,543	1.2%	7,809	7,959	-1.9%	20,073	19,584	2.5%
Seattle, WA	2,985	24,201	24,567	-1.5%	5,922	6,523	-9.2%	18,279	18,044	1.3%
Los Angeles, CA	1,225	11,388	10,857	4.9%	2,944	3,065	-3.9%	8,444	7,792	8.4%
Monterey Peninsula, CA	1,567	10,022	10,336	-3.0%	2,254	2,425	-7.0%	7,768	7,911	-1.8%
	13,171	112,658	112,452	0.2%	27,461	28,800	-4.6%	85,197	83,652	1.8%

Mid-Atlantic Region
Metropolitan DC	9,393	61,729	61,171	0.9%	18,786	18,833	-0.3%	42,943	42,338	1.4%
Baltimore, MD	2,220	11,946	12,084	-1.1%	3,737	3,883	-3.8%	8,209	8,201	0.1%
Richmond, VA	1,359	6,950	7,057	-1.5%	1,827	1,771	3.2%	5,123	5,286	-3.1%
	12,972	80,625	80,312	0.4%	24,350	24,487	-0.6%	56,275	55,825	0.8%

Northeast Region
Boston, MA	4,598	40,262	40,704	-1.1%	11,534	10,815	6.7%	28,728	29,889	-3.9%
New York, NY	2,318	30,737	30,239	1.6%	12,951	12,511	3.5%	17,786	17,728	0.3%
	6,916	70,999	70,943	0.1%	24,485	23,326	5.0%	46,514	47,617	-2.3%

Southeast Region
Tampa, FL	3,877	23,470	23,505	-0.1%	8,161	8,015	1.8%	15,309	15,490	-1.2%
Orlando, FL	3,493	18,938	18,852	0.5%	5,756	5,614	2.5%	13,182	13,238	-0.4%
Nashville, TN	2,260	11,301	11,495	-1.7%	3,042	2,824	7.7%	8,259	8,671	-4.8%
	9,630	53,709	53,852	-0.3%	16,959	16,453	3.1%	36,750	37,399	-1.7%

Southwest Region
Dallas, TX	5,813	29,697	29,905	-0.7%	11,200	10,502	6.6%	18,497	19,403	-4.7%
Austin, TX	1,272	7,086	7,129	-0.6%	2,664	2,616	1.9%	4,422	4,513	-2.0%
	7,085	36,783	37,034	-0.7%	13,864	13,118	5.7%	22,919	23,916	-4.2%

Other Markets	3,399	24,605	24,924	-1.3%	6,575	7,038	-6.6%	18,030	17,886	0.8%

Total (2)	53,173	$379,379	$379,517	0.0%	$113,694	$113,222	0.4%	$265,685	$266,295	-0.2%

(1)	See Attachment 14 for definitions and other terms.
(2)	With concessions reflected on a straight-line basis, Same-Store Revenue and Same-Store NOI decreased quarter-over-quarter by 0.3% and 0.6%, respectively. See Attachment 14(C) for definitions and reconciliations.

Attachment 8(E)

UDR, Inc.

Same-Store Operating Information By Major Market

March 31, 2023

(Unaudited) (1)

	Effective Blended Lease Rate Growth	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover
	1Q 2023	1Q 2023	1Q 2023	1Q 2023	1Q 2022

West Region
Orange County, CA	3.3%	0.9%	6.8%	42.5%	31.5%
San Francisco, CA	4.0%	1.1%	6.5%	36.5%	28.2%
Seattle, WA	0.8%	-4.3%	5.1%	45.5%	41.8%
Los Angeles, CA	7.4%	7.7%	7.2%	28.1%	26.5%
Monterey Peninsula, CA	3.4%	2.2%	4.9%	38.6%	26.4%
	3.1%	0.3%	6.2%	40.7%	33.1%

Mid-Atlantic Region
Metropolitan DC	3.2%	-1.3%	8.0%	31.7%	28.5%
Baltimore, MD	0.5%	-3.8%	7.2%	47.7%	39.6%
Richmond, VA	2.0%	-4.4%	9.3%	45.1%	32.8%
	2.6%	-2.2%	8.0%	37.1%	31.4%

Northeast Region
Boston, MA	4.6%	0.2%	9.0%	30.9%	29.3%
New York, NY	8.7%	9.5%	8.2%	24.7%	20.6%
	6.2%	3.4%	8.7%	29.1%	27.0%

Southeast Region
Tampa, FL	2.3%	-2.1%	7.8%	48.2%	51.0%
Orlando, FL	5.0%	2.1%	8.6%	47.8%	41.0%
Nashville, TN	4.0%	0.1%	8.4%	42.4%	35.4%
	3.6%	-0.2%	8.2%	46.8%	44.6%

Southwest Region
Dallas, TX	2.5%	-0.7%	7.0%	45.9%	43.4%
Austin, TX	3.3%	-0.9%	7.2%	39.2%	45.6%
	2.6%	-0.7%	7.0%	44.9%	43.8%

Other Markets	3.1%	-0.1%	6.2%	32.7%	36.6%

Total/Weighted Avg.	3.5%	0.0%	7.4%	38.9%	35.0%

Allocation of Total Homes Repriced during the Quarter		51.8%	48.2%

(1)	See Attachment 14 for definitions and other terms.

Attachment 9

UDR, Inc.

Development and Land Summary

March 31, 2023

(Dollars in Thousands)

(Unaudited) (1)

Wholly-Owned
								Schedule		Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Initial
Community	Location	Homes	Homes	Date	Cost	per Home	Start	Occ.	Compl.	Leased	Occupied

Projects Under Construction

Villas at Fiori	Addison, TX	85	-	$24,571	$53,500	$629	1Q22	1Q24	2Q24	-	-
Meridian	Tampa, FL	330	-	51,884	134,000	406	1Q22	2Q24	2Q24	-	-

Total Under Construction		415	-	$76,455	$187,500	$452

Completed Projects, Non-Stabilized

Cirrus	Denver, CO	292	292	$101,904	$101,904	$349	3Q19	1Q22	2Q22	91.4%	90.0%
5421 at Dublin Station	Dublin, CA	220	220	126,365	126,900	577	4Q19	3Q22	4Q22	52.3%	45.0%
The MO	Washington, DC	300	300	138,458	145,000	483	3Q20	4Q22	1Q23	37.7%	32.3%

Total Completed, Non-Stabilized		812	812	$366,727	$373,804	$460

Total - Wholly Owned		1,227	812	$443,182	$561,304	$457

NOI From Wholly-Owned Projects		1Q 23

Projects Under Construction		$-
Completed, Non-Stabilized		308
Total		$308

Land Summary
Parcel	Location	UDR Ownership Interest		Real Estate Cost Basis

Vitruvian Park®	Addison, TX	100%		$35,256
Alameda Point Block 11	Alameda, CA	100%		30,967
Newport Village II	Alexandria, VA	100%		16,641
2727 Turtle Creek (includes 3 phases)	Dallas, TX	100%		94,817
488 Riverwalk	Fort Lauderdale, FL	100%		19,147
3001 Iowa Avenue	Riverside, CA	100%		16,706

Total				$213,534

(1)	See Attachment 14 for definitions and other terms.

Attachment 10

UDR, Inc.

Redevelopment Summary

March 31, 2023

(Dollars in Thousands)

(Unaudited) (1)

			Sched.					Schedule		Percentage
		# of	Redev.	Compl.	Cost to	Budgeted	Est. Cost
Community	Location	Homes	Homes	Homes	Date	Cost (2)	per Home	Start	Compl.	Leased	Occupied

Projects in Redevelopment with Stabilized Operations

Eight80 Newport Beach (3)	Newport Beach, CA	1,447	30	20	$16,818	$18,000	$600	1Q21	2Q23	94.7%	93.7%
Lakeline Villas (4)	Cedar Park, TX	309	288	49	4,127	10,500	36	3Q22	2Q24	96.8%	96.1%
Red Stone Ranch (4)	Cedar Park, TX	324	324	62	3,723	12,000	37	3Q22	2Q24	96.3%	94.8%
Towson Promenade (4)	Towson, MD	379	379	14	1,058	17,000	45	3Q22	2Q24	96.0%	95.8%
20 Lambourne (4)	Towson, MD	264	264	41	1,933	9,000	34	3Q22	2Q24	97.7%	95.8%
Lenox Farms (4)	Braintree, MA	338	338	17	2,853	15,500	46	3Q22	3Q24	97.9%	97.3%
Jefferson at Marina del Rey (5)	Marina del Rey, CA	298	-	-	799	6,600	-	1Q23	3Q23	98.7%	98.0%
Total		3,359	1,623	203	$31,311	$88,600	$51

(1)	See Attachment 14 for definitions and other terms.
(2)	Represents UDR's incremental capital invested in the Projects.
(3)	Project consists of unit additions and renovation of related common area amenities. Existing homes for this Project remain in Same-Store.
(4)	Projects consist of unit renovations and renovation of related common area amenities. These communities remain in Same-Store.
(5)	Project consists of renovation of common area amenities. This community remains in Same-Store.

Attachment 11(A)

UDR, Inc.

Unconsolidated Summary

March 31, 2023

(Dollars in Thousands)

(Unaudited) (1)

				Physical	Total Rev. per	Net Operating Income
	Own.	# of	# of	Occupancy	Occ. Home	UDR's Share	Total
Portfolio Characteristics	Interest	Comm.	Homes	1Q 23	1Q 23	1Q 23	1Q 23 (2)

UDR / MetLife	50%	13	2,837	96.8%	$4,135	$10,924	$21,727

	Gross Book Value			Weighted
	of JV Real	Total Project	UDR's Equity	Avg. Debt	Debt
Balance Sheet Characteristics	Estate Assets (3)	Debt (3)	Investment	Interest Rate	Maturities

UDR / MetLife	$1,718,225	$857,191	$249,234	3.74%	2024-2031

	Joint Venture
	Same-Store	1Q 23 vs. 1Q 22 Growth			1Q 23 vs. 4Q 22 Growth
Joint Venture Same-Store Growth	Communities (4)	Revenue	Expense	NOI	Revenue	Expense	NOI

UDR / MetLife	13	14.6%	9.7%	17.7%	-0.1%	5.1%	-3.0%

				Income/(Loss)
	UDR Investment (6)			from Investments
Other Unconsolidated Investments (5)	Commitment	Funded	Balance	1Q 23 (7)

RETV Funds	$51,000	$25,380	$21,750	$1,182
RET Strategic Fund	25,000	8,750	9,166	(173)
RET ESG Fund	10,000	3,000	2,824	(74)
Climate Technology Funds	10,000	6,948	6,808	44
Total	$96,000	$44,078	$40,548	$979

(1)	See Attachment 14 for definitions and other terms.
(2)	Represents NOI at 100% for the period ended March 31, 2023.
(3)	Joint ventures and partnerships represented at 100%. Debt balances are presented net of deferred financing costs.
(4)	Joint Venture Same-Store growth is presented at UDR's ownership interest.
(5)	Other unconsolidated investments represent UDR’s investments in real estate technology and climate technology funds.
(6)	Investment commitment represents maximum equity and therefore excludes realized/unrealized gain/(loss). Investment funded represents cash funded towards the investment commitment. Investment balance includes amount funded plus realized/unrealized gain/(loss), less distributions received prior to the period end.
(7)	Income/(loss) from investments is deducted/added back to FFOA.

Attachment 11(B)

UDR, Inc.

Developer Capital Program

March 31, 2023

(Dollars in Thousands)

(Unaudited) (1)

Developer Capital Program (2)

		# of	UDR Investment		Return	Years to	Upside
Community	Location	Homes	Commitment (3)	Balance (3)	Rate	Maturity	Participation

Preferred Equity

1300 Fairmount	Philadelphia, PA	471	$51,393	$71,988	8.5%	0.5	Variable
Junction	Santa Monica, CA	66	8,800	15,328	12.5%	0.6	-
Modera Lake Merritt	Oakland, CA	173	27,250	32,678	9.0%	1.2	Variable
Infield Phase I	Kissimmee, FL	384	16,044	18,437	14.0%	1.6	-
Thousand Oaks	Thousand Oaks, CA	142	20,059	25,454	9.0%	1.9	Variable
Vernon Boulevard	Queens, NY	534	40,000	56,657	13.0%	2.3	Variable
Makers Rise	Herndon, VA	356	30,208	34,819	9.0%	2.8	Variable
121 at Watters	Allen, TX	469	19,843	23,013	9.0%	3.0	Variable
Meetinghouse	Portland, OR	232	11,600	12,259	8.25%	3.9	-
Heirloom	Portland, OR	286	16,185	16,885	8.25%	4.2	-
Upton Place	Washington, DC	689	52,163	58,202	9.7%	4.7	-
Portfolio Recapitalization (4)	Various	2,460	102,000	102,693	8.0%	6.2	-

Total - Preferred Equity		6,262	$395,545	$468,413	9.4%	3.4

Secured Loans

Menifee	Menifee, CA	237	$24,447	$9,218	11.0%	3.7	-
Riverside	Riverside, CA	482	59,676	29,089	11.0%	3.7	-
Total - Secured Loans		719	$84,123	$38,307	11.0%	3.7

Total - Developer Capital Program		6,981	$479,668	$506,720	9.7%	3.5

		1Q 23

Income/(loss) from investments		$10,863

(1)	See Attachment 14 for definitions and other terms.
(2)	UDR's investments are reflected as investment in and advances to unconsolidated joint ventures or notes receivable, net on the Consolidated Balance Sheets and income/(loss) from unconsolidated entities or interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.
(3)	Investment commitment represents maximum loan principal or equity investment and therefore excludes accrued return. Investment balance includes amount funded plus accrued return prior to the period end.
(4)	A joint venture with 14 stabilized communities located in various markets.

Attachment 12

UDR, Inc.

Capital Expenditure and Repair and Maintenance Summary

March 31, 2023

(In thousands, except Cost per Home)

(Unaudited) (1)

		Three Months		Capex
	Estimated	Ended	Cost	as a %
Capital Expenditures for Consolidated Homes (2)	Useful Life (yrs.)	March 31, 2023	per Home	of NOI

Average number of homes (3)		54,347

Recurring Cap Ex
Asset preservation
Building interiors	5 - 20	$6,472	$119
Building exteriors	5 - 20	1,038	19
Landscaping and grounds	10	365	7
Total asset preservation		7,875	145

Turnover related	5	3,746	69

Total Recurring Cap Ex		11,621	214	4%

NOI Enhancing Cap Ex	5 - 20	14,763	272

Total Recurring and NOI Enhancing Cap Ex		$26,384	$485

		Three Months
		Ended	Cost
Repair and Maintenance for Consolidated Homes (Expensed)		March 31, 2023	per Home

Average number of homes (3)		54,347

Contract services		$9,742	$179

Turnover related expenses		6,239	115

Other Repair and Maintenance
Building interiors		4,135	76
Building exteriors		1,239	23
Landscaping and grounds		970	18
Total Repair and Maintenance		$22,325	$411

(1)	See Attachment 14 for definitions and other terms.
(2)	Excludes redevelopment capital and initial capital expenditures on acquisitions.
(3)	Average number of homes is calculated based on the number of homes owned at the end of each month.

Attachment 13

UDR, Inc.

2Q 2023 and Full-Year 2023 Guidance

March 31, 2023

(Unaudited) (1)

Full-Year 2023 Guidance
Change from
Net Income, FFO, FFO as Adjusted and AFFO per Share and Unit Guidance	2Q 2023	Full-Year 2023	Prior Guidance	Prior Midpoint

Income/(loss) per weighted average common share, diluted	$0.11 to $0.13	$0.47 to $0.55	$0.48 to $0.56	($0.01)
FFO per common share and unit, diluted	$0.60 to $0.62	$2.44 to $2.52	$2.45 to $2.53	($0.01)
FFO as Adjusted per common share and unit, diluted	$0.60 to $0.62	$2.45 to $2.53	$2.45 to $2.53	-
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.54 to $0.56	$2.22 to $2.30	$2.22 to $2.30	-
Annualized dividend per share and unit		$1.68	$1.68	-

Change from
Same-Store Guidance		Full-Year 2023	Prior Guidance	Prior Midpoint

Revenue growth / (decline) (Cash basis)		5.50% to 7.50%	5.50% to 7.50%	-
Revenue growth / (decline) (Straight-line basis)		5.75% to 7.75%	5.75% to 7.75%	-
Expense growth		4.00% to 5.50%	4.00% to 5.50%	-
NOI growth / (decline) (Cash basis)		6.00% to 8.50%	6.00% to 8.50%	-
NOI growth / (decline) (Straight-line basis)		6.25% to 8.75%	6.25% to 8.75%	-

Change from
Sources of Funds ($ in millions)		Full-Year 2023	Prior Guidance	Prior Midpoint

AFFO less Dividends		$191 to $219	$191 to $219	-
Debt Issuances/Assumptions and LOC Draw/(Paydown)		$0 to $100	$0 to $100	-
Dispositions and Developer Capital Program maturities		$75 to $125	$75 to $125	-

Change from
Uses of Funds ($ in millions)		Full-Year 2023	Prior Guidance	Prior Midpoint

Debt maturities inclusive of principal amortization (2)		$5	$5	-
Development spending and land acquisitions		$75 to $175	$75 to $175	-
Redevelopment and other non-recurring		$75 to $125	$75 to $125	-
Developer Capital Program funding		$25 to $50	$25 to $50	-
Acquisitions		$0	$0	-
NOI enhancing capital expenditures inclusive of Kitchen and Bath		$75 to $85	$75 to $85	-

Change from
Other Additions/(Deductions) ($ in millions except per home amounts)		Full-Year 2023	Prior Guidance	Prior Midpoint

Consolidated interest expense, net of capitalized interest and adjustments for FFO as Adjusted		$172 to $178	$172 to $178	-
Consolidated capitalized interest		$9 to $13	$9 to $13	-
General and administrative		$64 to $70	$64 to $70	-
Recurring capital expenditures per home		$1,425	$1,425	-

(1)	See Attachment 14 for definitions and other terms.
(2)	Excludes short-term maturities related to the Company's unsecured commercial paper program.

Attachment 14(A)

UDR, Inc.

Definitions and Reconciliations

March 31, 2023

(Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders: The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO enables investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on Attachment 2.

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items as Consolidated Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Interest Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Interest Coverage Ratio - adjusted for non-recurring items as Consolidated EBITDAre – adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Consolidated Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Interest Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items: The Company defines Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by annualized Consolidated EBITDAre - adjusted for non-recurring items. Consolidated EBITDAre - adjusted for non-recurring items is defined as EBITDAre excluding the impact of income/(loss) from unconsolidated entities, adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures and other non-recurring items including, but not limited to casualty-related charges/(recoveries), net of wholly owned communities.

Management considers Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and Consolidated EBITDAre - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Controllable Expenses: The Company refers to property operating and maintenance expenses as Controllable Expenses.

Controllable Operating Margin: The Company defines Controllable Operating Margin as (i) rental income less Controllable Expenses (ii) divided by rental income. Management considers Controllable Operating Margin a useful metric as it provides investors with an indicator of the Company’s ability to limit the growth of expenses that are within the control of the Company.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre): The Company defines EBITDAre as net income/(loss) (computed in accordance with GAAP), plus interest expense, including costs associated with debt extinguishment, plus real estate depreciation and amortization, plus other depreciation and amortization, plus (minus) income tax provision/(benefit), net, (minus) plus net gain/(loss) on the sale of depreciable real estate owned, plus impairment write-downs of depreciable real estate, plus the adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre was approved by the Board of Governors of Nareit in September 2017.

Management considers EBITDAre a useful metric for investors as it provides an additional indicator of the Company’s ability to incur and service debt, and enables investors to assess our performance against that of its peer REITs. EBITDAre should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company’s activities in accordance with GAAP. EBITDAre does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation between net income/(loss) and EBITDAre is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Effective Blended Lease Rate Growth: The Company defines Effective Blended Lease Rate Growth as the combined proportional growth as a result of Effective New Lease Rate Growth and Effective Renewal Lease Rate Growth. Management considers Effective Blended Lease Rate Growth a useful metric for investors as it assesses combined proportional market-level, new and in-place demand trends.

Effective New Lease Rate Growth: The Company defines Effective New Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter.

Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth: The Company defines Effective Renewal Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter.

Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion: The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Attachment 14(B)

UDR, Inc.

Definitions and Reconciliations

March 31, 2023

(Unaudited)

Funds from Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders: The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of other non-comparable items including, but not limited to, acquisition-related costs, prepayment costs/benefits associated with early debt retirement, impairment write-downs or gains and losses on sales of real estate or other assets incidental to the main business of the Company and income taxes directly associated with those gains and losses, casualty-related expenses and recoveries, severance costs and legal and other costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on Attachment 2.

Funds from Operations ("FFO") attributable to common stockholders and unitholders: The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate related to the main business of the Company or of investments in non-consolidated investees that are directly attributable to decreases in the fair value of depreciable real estate held by the investee, gains and losses from sales of depreciable real estate related to the main business of the Company and income taxes directly associated with those gains and losses, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, and the Company’s share of unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002 and restated in November 2018. In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP Units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on Attachment 2.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Joint Venture Reconciliation at UDR's weighted average ownership interest:

In thousands	1Q 2023
Income/(loss) from unconsolidated entities	$9,707
Management fee	610
Interest expense	4,031
Depreciation	7,485
General and administrative	60
Developer Capital Program (excludes Menifee and Riverside)	(10,122)
Other (income)/expense	88
Realized (gain)/loss on real estate technology investments, net of tax	520
Unrealized (gain)/loss on real estate technology investments, net of tax	(1,455)
Total Joint Venture NOI at UDR's Ownership Interest	$10,924

Net Operating Income (“NOI”): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense, which is calculated as 3.25% of property revenue, and land rent. Property management expense covers costs directly related to consolidated property operations, inclusive of corporate management, regional supervision, accounting and other costs.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income/(loss) attributable to UDR, Inc. to NOI is provided below.

In thousands	1Q 2023	4Q 2022	3Q 2022	2Q 2022	1Q 2022
Net income/(loss) attributable to UDR, Inc.	$30,964	$44,530	$23,605	$5,084	$13,705
Property management	12,945	12,949	12,675	11,952	11,576
Other operating expenses	3,032	4,008	3,746	5,027	4,712
Real estate depreciation and amortization	169,300	167,241	166,781	167,584	163,622
Interest expense	43,742	43,247	39,905	36,832	35,916
Casualty-related charges/(recoveries), net	4,156	8,523	901	1,074	(765)
General and administrative	17,480	16,811	15,840	16,585	14,908
Tax provision/(benefit), net	234	(683)	377	312	343
(Income)/loss from unconsolidated entities	(9,707)	(761)	(10,003)	11,229	(5,412)
Interest income and other (income)/expense, net	(1,010)	(1)	7,495	(3,001)	2,440
Joint venture management and other fees	(1,242)	(1,244)	(1,274)	(1,419)	(1,085)
Other depreciation and amortization	3,649	4,823	3,430	3,016	3,075
(Gain)/loss on sale of real estate owned	(1)	(25,494)	-	-	-
Net income/(loss) attributable to noncontrolling interests	1,961	2,937	1,540	280	898
Total consolidated NOI	$275,503	$276,886	$265,018	$254,555	$243,933

Attachment 14(C)

UDR, Inc.

Definitions and Reconciliations

March 31, 2023

(Unaudited)

NOI Enhancing Capital Expenditures ("Cap Ex"): The Company defines NOI Enhancing Capital Expenditures as expenditures that result in increased income generation or decreased expense growth over time.

Management considers NOI Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues or to decrease expenses.

Non-Mature Communities: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Other Markets: The Company defines Other Markets as the accumulation of individual markets where it operates less than 1,000 Same-Store homes.  Management considers Other Markets a useful metric as the operating results for the individual markets are not representative of the fundamentals for those markets as a whole.

Physical Occupancy: The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store Communities: The Company defines QTD Same-Store Communities as those communities Stabilized for five full consecutive quarters. These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress. Based upon the level of material impact the redevelopment has on the community (operations, occupancy levels, and future rental rates), the community may or may not maintain Stabilization. As such, for each redevelopment, the Company assesses whether the community remains in Same-Store.

Same-Store Revenue with Concessions on a Cash Basis: Same-Store Revenue with Concessions on a Cash Basis is considered by the Company to be a supplemental measure to rental income on a straight-line basis which allows investors to evaluate the impact of both current and historical concessions and to more readily enable comparisons to revenue as reported by its peer REITs. In addition, Same-Store Revenue with Concessions on a Cash Basis allows an investor to understand the historical trends in cash concessions.

A reconciliation between Same-Store Revenue with Concessions on a Cash Basis to Same-Store Revenue on a straight-line basis (inclusive of the impact to Same-Store NOI) is provided below:

	1Q 23	1Q 22	1Q 23	4Q 22
Revenue (Cash basis)	$379,379	$350,768	$379,379	$379,517
Concessions granted/(amortized), net	60	(4,532)	60	1,098
Revenue (Straight-line basis)	$379,439	$346,236	$379,439	$380,615

% change - Same-Store Revenue with Concessions on a Cash basis:	8.2%		0.0%
% change - Same-Store Revenue with Concessions on a Straight-line basis:	9.6%		-0.3%

% change - Same-Store NOI with Concessions on a Cash basis:	9.5%		-0.2%
% change - Same-Store NOI with Concessions on a Straight-line basis:	11.7%		-0.6%

Sold Communities: The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization/Stabilized: The Company defines Stabilization/Stabilized as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

Total Revenue per Occupied Home: The Company defines Total Revenue per Occupied Home as rental and other revenues with concessions reported on a Cash Basis, divided by the product of occupancy and the number of apartment homes. A reconciliation between Same-Store Revenue with Concessions on a Cash Basis to Same-Store Revenue on a straight-line basis is provided above.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS: The Company’s taxable REIT subsidiaries (“TRS”) focus on making investments and providing services that are otherwise not allowed to be made or provided by a REIT.

YTD Same-Store Communities: The Company defines YTD Same-Store Communities as those communities Stabilized for two full consecutive calendar years. These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Attachment 14(D)

UDR, Inc.

Definitions and Reconciliations

March 31, 2023

(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP Net income/(loss) per share for full-year 2023 and second quarter of 2023 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

	Full-Year 2023
	Low	High

Forecasted net income per diluted share	$0.47	$0.55
Conversion from GAAP share count	(0.02)	(0.02)
Depreciation	1.97	1.97
Noncontrolling interests	0.01	0.01
Preferred dividends	0.01	0.01
Forecasted FFO per diluted share and unit	$2.44	$2.52
Legal and other costs	-	-
Casualty-related charges/(recoveries)	0.01	0.01
Realized/unrealized (gain)/loss on real estate technology investments	-	-
Forecasted FFO as Adjusted per diluted share and unit	$2.45	$2.53
Recurring capital expenditures	(0.23)	(0.23)
Forecasted AFFO per diluted share and unit	$2.22	$2.30

	2Q 2023
	Low	High

Forecasted net income per diluted share	$0.11	$0.13
Conversion from GAAP share count	(0.01)	(0.01)
Depreciation	0.50	0.50
Noncontrolling interests	-	-
Preferred dividends	-	-
Forecasted FFO per diluted share and unit	$0.60	$0.62
Legal and other costs	-	-
Casualty-related charges/(recoveries)	-	-
Realized/unrealized (gain)/loss on real estate technology investments	-	-
Forecasted FFO as Adjusted per diluted share and unit	$0.60	$0.62
Recurring capital expenditures	(0.06)	(0.06)
Forecasted AFFO per diluted share and unit	$0.54	$0.56